Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	2Q'23 vs. 2Q'22		Jun 30, 2023	Jun 30, 2022	YTD'23 vs. YTD'22
EARNINGS
Net interest income	$4,120	$4,051	$4,106	$3,928	$3,802	$318	8.4%	$8,171	$7,591	$580	7.6%
Retailer share arrangements	(887)	(917)	(1,043)	(1,057)	(1,127)	240	(21.3)%	(1,804)	(2,231)	427	(19.1)%
Provision for credit losses	1,383	1,290	1,201	929	724	659	91.0%	2,673	1,245	1,428	114.7%
Net interest income, after retailer share arrangements and provision for credit losses	1,850	1,844	1,862	1,942	1,951	(101)	(5.2)%	3,694	4,115	(421)	(10.2)%
Other income	61	65	30	44	198	(137)	(69.2)%	126	306	(180)	(58.8)%
Other expense	1,169	1,119	1,151	1,064	1,083	86	7.9%	2,288	2,122	166	7.8%
Earnings before provision for income taxes	742	790	741	922	1,066	(324)	(30.4)%	1,532	2,299	(767)	(33.4)%
Provision for income taxes	173	189	164	219	262	(89)	(34.0)%	362	563	(201)	(35.7)%
Net earnings	$569	$601	$577	$703	$804	$(235)	(29.2)%	$1,170	$1,736	$(566)	(32.6)%
Net earnings available to common stockholders	$559	$590	$567	$692	$793	$(234)	(29.5)%	$1,149	$1,715	$(566)	(33.0)%

COMMON SHARE STATISTICS
Basic EPS	$1.32	$1.36	$1.27	$1.48	$1.61	$(0.29)	(18.0)%	$2.74	$3.40	$(0.66)	(19.4)%
Diluted EPS	$1.32	$1.35	$1.26	$1.47	$1.60	$(0.28)	(17.5)%	$2.73	$3.38	$(0.65)	(19.2)%
Dividend declared per share	$0.23	$0.23	$0.23	$0.23	$0.22	$0.01	4.5%	$0.46	$0.44	$0.02	4.5%
Common stock price	$33.92	$29.08	$32.86	$28.19	$27.62	$6.30	22.8%	$33.92	$27.62	$6.30	22.8%
Book value per share	$30.25	$29.08	$27.70	$26.76	$25.95	$4.30	16.6%	$30.25	$25.95	$4.30	16.6%
Tangible common equity per share(1)	$24.67	$23.48	$22.24	$22.10	$21.39	$3.28	15.3%	$24.67	$21.39	$3.28	15.3%

Beginning common shares outstanding	428.4	438.2	458.9	487.8	506.2	(77.8)	(15.4)%	438.2	526.8	(88.6)	(16.8)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.2	1.5	0.1	0.4	0.2	—	—%	1.7	1.6	0.1	6.3%
Shares repurchased	(10.5)	(11.3)	(20.8)	(29.3)	(18.6)	8.1	(43.5)%	(21.8)	(40.6)	18.8	(46.3)%
Ending common shares outstanding	418.1	428.4	438.2	458.9	487.8	(69.7)	(14.3)%	418.1	487.8	(69.7)	(14.3)%

Weighted average common shares outstanding	422.7	434.4	445.8	468.5	493.0	(70.3)	(14.3)%	418.9	504.1	(85.2)	(16.9)%
Weighted average common shares outstanding (fully diluted)	424.2	437.2	448.9	470.7	495.3	(71.1)	(14.4)%	421.1	507.3	(86.2)	(17.0)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	2Q'23 vs. 2Q'22		Jun 30, 2023	Jun 30, 2022	YTD'23 vs. YTD'22
PERFORMANCE METRICS
Return on assets(1)	2.1%	2.3%	2.2%	2.8%	3.4%		(1.3)%	2.2%	3.7%		(1.5)%
Return on equity(2)	17.0%	18.2%	17.5%	21.1%	24.0%		(7.0)%	17.6%	25.8%		(8.2)%
Return on tangible common equity(3)	21.7%	23.2%	22.1%	26.6%	30.3%		(8.6)%	22.5%	32.6%		(10.1)%
Net interest margin(4)	14.94%	15.22%	15.58%	15.52%	15.60%		(0.66)%	15.08%	15.70%		(0.62)%
Efficiency ratio(5)	35.5%	35.0%	37.2%	36.5%	37.7%		(2.2)%	35.2%	37.5%		(2.3)%
Other expense as a % of average loan receivables, including held for sale	5.07%	5.00%	5.16%	5.02%	5.21%		(0.14)%	5.03%	5.15%		(0.12)%
Effective income tax rate	23.3%	23.9%	22.1%	23.8%	24.6%		(1.3)%	23.6%	24.5%		(0.9)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.75%	4.49%	3.48%	3.00%	2.73%		2.02%	4.62%	2.73%		1.89%
30+ days past due as a % of period-end loan receivables(6)	3.84%	3.81%	3.65%	3.28%	2.74%		1.10%	3.84%	2.74%		1.10%
90+ days past due as a % of period-end loan receivables(6)	1.77%	1.87%	1.69%	1.43%	1.22%		0.55%	1.77%	1.22%		0.55%
Net charge-offs	$1,096	$1,006	$776	$635	$567	$529	93.3%	$2,102	$1,125	$977	86.8%
Loan receivables delinquent over 30 days(6)	$3,641	$3,474	$3,377	$2,818	$2,262	$1,379	61.0%	$3,641	$2,262	$1,379	61.0%
Loan receivables delinquent over 90 days(6)	$1,677	$1,705	$1,562	$1,232	$1,005	$672	66.9%	$1,677	$1,005	$672	66.9%

Allowance for credit losses (period-end)	$9,804	$9,517	$9,527	$9,102	$8,808	$996	11.3%	$9,804	$8,808	$996	11.3%
Allowance coverage ratio(7)	10.34%	10.44%	10.30%	10.58%	10.65%		(0.31)%	10.34%	10.65%		(0.31)%

BUSINESS METRICS
Purchase volume(8)(9)	$47,276	$41,557	$47,923	$44,557	$47,217	$59	0.1%	$88,833	$87,707	$1,126	1.3%
Period-end loan receivables	$94,801	$91,129	$92,470	$86,012	$82,674	$12,127	14.7%	$94,801	$82,674	$12,127	14.7%
Credit cards	$89,299	$86,113	$87,630	$81,254	$78,062	$11,237	14.4%	$89,299	$78,062	$11,237	14.4%
Consumer installment loans	$3,548	$3,204	$3,056	$2,945	$2,847	$701	24.6%	$3,548	$2,847	$701	24.6%
Commercial credit products	$1,826	$1,690	$1,682	$1,723	$1,689	$137	8.1%	$1,826	$1,689	$137	8.1%
Other	$128	$122	$102	$90	$76	$52	68.4%	$128	$76	$52	68.4%
Average loan receivables, including held for sale	$92,489	$90,815	$88,436	$84,038	$83,412	$9,077	10.9%	$91,656	$83,081	$8,575	10.3%
Period-end active accounts (in thousands)(10)	70,269	68,589	70,763	66,503	65,969	4,300	6.5%	70,269	65,969	4,300	6.5%
Average active accounts (in thousands)(9)(10)	69,517	69,494	68,373	66,266	68,671	846	1.2%	69,637	69,438	199	0.3%

LIQUIDITY
Liquid assets
Cash and equivalents	$12,706	$15,303	$10,294	$11,962	$10,682	$2,024	18.9%	$12,706	$10,682	$2,024	18.9%
Total liquid assets	$16,448	$18,778	$14,201	$16,566	$15,177	$1,271	8.4%	$16,448	$15,177	$1,271	8.4%
Undrawn credit facilities
Undrawn credit facilities	$2,950	$2,950	$2,950	$3,700	$3,700	$(750)	(20.3)%	$2,950	$3,700	$(750)	(20.3)%
Total liquid assets and undrawn credit facilities	$19,398	$21,728	$17,151	$20,266	$18,877	$521	2.8%	$19,398	$18,877	$521	2.8%
Liquid assets % of total assets	15.13%	17.41%	13.58%	16.44%	15.94%		(0.81)%	15.13%	15.94%		(0.81)%
Liquid assets including undrawn credit facilities % of total assets	17.85%	20.15%	16.40%	20.11%	19.83%		(1.98)%	17.85%	19.83%		(1.98)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	2Q'23 vs. 2Q'22		Jun 30, 2023	Jun 30, 2022	YTD'23 vs. YTD'22
Interest income:
Interest and fees on loans	$4,812	$4,616	$4,576	$4,258	$4,039	$773	19.1%	$9,428	$8,047	$1,381	17.2%
Interest on cash and debt securities	209	170	132	84	35	174	NM	379	49	330	NM
Total interest income	5,021	4,786	4,708	4,342	4,074	947	23.2%	9,807	8,096	1,711	21.1%

Interest expense:
Interest on deposits	717	557	441	280	160	557	NM	1,274	287	987	NM
Interest on borrowings of consolidated securitization entities	78	77	69	54	40	38	95.0%	155	73	82	112.3%
Interest on senior unsecured notes	106	101	92	80	72	34	47.2%	207	145	62	42.8%
Total interest expense	901	735	602	414	272	629	231.3%	1,636	505	1,131	224.0%

Net interest income	4,120	4,051	4,106	3,928	3,802	318	8.4%	8,171	7,591	580	7.6%

Retailer share arrangements	(887)	(917)	(1,043)	(1,057)	(1,127)	240	(21.3)%	(1,804)	(2,231)	427	(19.1)%
Provision for credit losses	1,383	1,290	1,201	929	724	659	91.0%	2,673	1,245	1,428	114.7%
Net interest income, after retailer share arrangements and provision for credit losses	1,850	1,844	1,862	1,942	1,951	(101)	(5.2)%	3,694	4,115	(421)	(10.2)%

Other income:
Interchange revenue	262	232	251	238	263	(1)	(0.4)%	494	493	1	0.2%
Debt cancellation fees	125	115	102	103	93	32	34.4%	240	182	58	31.9%
Loyalty programs	(345)	(298)	(351)	(326)	(322)	(23)	7.1%	(643)	(580)	(63)	10.9%
Other	19	16	28	29	164	(145)	(88.4)%	35	211	(176)	(83.4)%
Total other income	61	65	30	44	198	(137)	(69.2)%	126	306	(180)	(58.8)%

Other expense:
Employee costs	451	451	459	416	404	47	11.6%	902	806	96	11.9%
Professional fees	209	186	233	204	185	24	13.0%	395	395	—	—%
Marketing and business development	133	131	121	115	135	(2)	(1.5)%	264	251	13	5.2%
Information processing	179	166	165	150	163	16	9.8%	345	308	37	12.0%
Other	197	185	173	179	196	1	0.5%	382	362	20	5.5%
Total other expense	1,169	1,119	1,151	1,064	1,083	86	7.9%	2,288	2,122	166	7.8%

Earnings before provision for income taxes	742	790	741	922	1,066	(324)	(30.4)%	1,532	2,299	(767)	(33.4)%
Provision for income taxes	173	189	164	219	262	(89)	(34.0)%	362	563	(201)	(35.7)%
Net earnings	$569	$601	$577	$703	$804	$(235)	(29.2)%	$1,170	$1,736	$(566)	(32.6)%

Net earnings available to common stockholders	$559	$590	$567	$692	$793	$(234)	(29.5)%	$1,149	$1,715	$(566)	(33.0)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023 vs. Jun 30, 2022
Assets
Cash and equivalents	$12,706	$15,303	$10,294	$11,962	$10,682	$2,024	18.9%
Debt securities	4,294	4,008	4,879	5,082	5,012	(718)	(14.3)%
Loan receivables:
Unsecuritized loans held for investment	75,532	72,079	72,638	67,651	63,350	12,182	19.2%
Restricted loans of consolidated securitization entities	19,269	19,050	19,832	18,361	19,324	(55)	(0.3)%
Total loan receivables	94,801	91,129	92,470	86,012	82,674	12,127	14.7%
Less: Allowance for credit losses	(9,804)	(9,517)	(9,527)	(9,102)	(8,808)	(996)	11.3%
Loan receivables, net	84,997	81,612	82,943	76,910	73,866	11,131	15.1%
Goodwill	1,105	1,105	1,105	1,105	1,105	—	—%
Intangible assets, net	1,226	1,297	1,287	1,033	1,118	108	9.7%
Other assets	4,369	4,528	4,056	4,674	3,417	952	27.9%
Total assets	$108,697	$107,853	$104,564	$100,766	$95,200	$13,497	14.2%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$75,344	$74,008	$71,336	$68,032	$64,328	$11,016	17.1%
Non-interest-bearing deposit accounts	421	417	399	372	381	40	10.5%
Total deposits	75,765	74,425	71,735	68,404	64,709	11,056	17.1%
Borrowings:
Borrowings of consolidated securitization entities	5,522	6,228	6,227	6,360	5,687	(165)	(2.9)%
Senior and subordinated unsecured notes	8,709	8,706	7,964	7,961	6,470	2,239	34.6%
Total borrowings	14,231	14,934	14,191	14,321	12,157	2,074	17.1%
Accrued expenses and other liabilities	5,321	5,301	5,765	5,029	4,941	380	7.7%
Total liabilities	95,317	94,660	91,691	87,754	81,807	13,510	16.5%
Equity:
Preferred stock	734	734	734	734	734	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,727	9,705	9,718	9,685	9,663	64	0.7%
Retained earnings	17,828	17,369	16,716	16,252	15,679	2,149	13.7%
Accumulated other comprehensive income (loss)	(96)	(102)	(125)	(187)	(149)	53	(35.6)%
Treasury stock	(14,814)	(14,514)	(14,171)	(13,473)	(12,535)	(2,279)	18.2%
Total equity	13,380	13,193	12,873	13,012	13,393	(13)	(0.1)%
Total liabilities and equity	$108,697	$107,853	$104,564	$100,766	$95,200	$13,497	14.2%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Jun 30, 2023			Mar 31, 2023			Dec 31, 2022			Sep 30, 2022			Jun 30, 2022
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$14,198	$178	5.03%	$12,365	$140	4.59%	$11,092	$104	3.72%	$11,506	$65	2.24%	$9,249	$20	0.87%
Securities available for sale	3,948	31	3.15%	4,772	30	2.55%	5,002	28	2.22%	4,861	19	1.55%	5,063	15	1.19%

Loan receivables, including held for sale:
Credit cards	87,199	4,679	21.52%	85,904	4,497	21.23%	83,597	4,462	21.18%	79,354	4,153	20.76%	78,912	3,943	20.04%
Consumer installment loans	3,359	94	11.22%	3,103	83	10.85%	2,991	78	10.35%	2,884	74	10.18%	2,775	69	9.97%
Commercial credit products	1,808	36	7.99%	1,697	34	8.13%	1,757	34	7.68%	1,720	30	6.92%	1,654	25	6.06%
Other	123	3	9.78%	111	2	7.31%	91	2	8.72%	80	1	4.96%	71	2	11.30%
Total loan receivables, including held for sale	92,489	4,812	20.87%	90,815	4,616	20.61%	88,436	4,576	20.53%	84,038	4,258	20.10%	83,412	4,039	19.42%
Total interest-earning assets	110,635	5,021	18.20%	107,952	4,786	17.98%	104,530	4,708	17.87%	100,405	4,342	17.16%	97,724	4,074	16.72%

Non-interest-earning assets:
Cash and due from banks	976			1,024			1,071			1,580			1,614
Allowance for credit losses	(9,540)			(9,262)			(9,167)			(8,878)			(8,651)
Other assets	6,330			6,128			5,772			5,587			5,386
Total non-interest-earning assets	(2,234)			(2,110)			(2,324)			(1,711)			(1,651)

Total assets	$108,401			$105,842			$102,206			$98,694			$96,073

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$74,812	$717	3.84%	$72,216	$557	3.13%	$69,343	$441	2.52%	$66,787	$280	1.66%	$63,961	$160	1.00%
Borrowings of consolidated securitization entities	5,863	78	5.34%	6,229	77	5.01%	6,231	69	4.39%	6,258	54	3.42%	6,563	40	2.44%
Senior and subordinated unsecured notes	8,707	106	4.88%	8,442	101	4.85%	7,962	92	4.58%	7,102	80	4.47%	6,974	72	4.14%

Total interest-bearing liabilities	89,382	901	4.04%	86,887	735	3.43%	83,536	602	2.86%	80,147	414	2.05%	77,498	272	1.41%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	420			411			388			371			396
Other liabilities	5,164			5,130			5,217			4,938			4,717
Total non-interest-bearing liabilities	5,584			5,541			5,605			5,309			5,113

Total liabilities	94,966			92,428			89,141			85,456			82,611

Equity
Total equity	13,435			13,414			13,065			13,238			13,462

Total liabilities and equity	$108,401			$105,842			$102,206			$98,694			$96,073
Net interest income		$4,120			$4,051			$4,106			$3,928			$3,802

Interest rate spread(1)			14.16%			14.55%			15.01%			15.11%			15.31%
Net interest margin(2)			14.94%			15.22%			15.58%			15.52%			15.60%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Six Months Ended Jun 30, 2023			Six Months Ended Jun 30, 2022
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$13,287	$318	4.83%	$9,113	$25	0.55%
Securities available for sale	4,358	61	2.82%	5,287	24	0.92%

Loan receivables, including held for sale:
Credit cards	86,555	9,176	21.38%	78,738	7,856	20.12%
Consumer installment loans	3,232	177	11.04%	2,729	135	9.98%
Commercial credit products	1,753	70	8.05%	1,545	53	6.92%
Other	116	5	8.69%	69	3	8.77%
Total loan receivables, including held for sale	91,656	9,428	20.74%	83,081	8,047	19.53%
Total interest-earning assets	109,301	9,807	18.09%	97,481	8,096	16.75%

Non-interest-earning assets:
Cash and due from banks	1,000			1,620
Allowance for loan losses	(9,402)			(8,663)
Other assets	6,229			5,378
Total non-interest-earning assets	(2,173)			(1,665)

Total assets	$107,128			$95,816

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$73,521	$1,274	3.49%	$63,142	$287	0.92%
Borrowings of consolidated securitization entities	6,045	155	5.17%	6,695	73	2.20%
Senior and subordinated unsecured notes	8,575	207	4.87%	7,096	145	4.12%
Total interest-bearing liabilities	88,141	1,636	3.74%	76,933	505	1.32%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	415			385
Other liabilities	5,147			4,903
Total non-interest-bearing liabilities	5,562			5,288

Total liabilities	93,703			82,221

Equity
Total equity	13,425			13,595

Total liabilities and equity	$107,128			$95,816
Net interest income		$8,171			$7,591

Interest rate spread(1)			14.35%			15.43%
Net interest margin(2)			15.08%			15.70%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023 vs. Jun 30, 2022
BALANCE SHEET STATISTICS
Total common equity	$12,646	$12,459	$12,139	$12,278	$12,659	$(13)	(0.1)%
Total common equity as a % of total assets	11.63%	11.55%	11.61%	12.18%	13.30%		(1.67)%

Tangible assets	$106,366	$105,451	$102,172	$98,628	$92,977	$13,389	14.4%
Tangible common equity(1)	$10,315	$10,057	$9,747	$10,140	$10,436	$(121)	(1.2)%
Tangible common equity as a % of tangible assets(1)	9.70%	9.54%	9.54%	10.28%	11.22%		(1.52)%
Tangible common equity per share(1)	$24.67	$23.48	$22.24	$22.10	$21.39	$3.28	15.3%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition
Total risk-based capital ratio(4)	15.2%	15.4%	15.0%	16.5%	17.4%
Tier 1 risk-based capital ratio(5)	13.1%	13.3%	13.6%	15.2%	16.1%
Tier 1 leverage ratio(6)	11.6%	11.6%	12.3%	13.2%	13.8%
Common equity Tier 1 capital ratio	12.3%	12.5%	12.8%	14.3%	15.2%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Regulatory capital ratios at June 30, 2023 are preliminary and therefore subject to change.
(3) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2023 and 2022 reflect 50% and 25%, respectively, of the phase-in of CECL effects.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	2Q'23 vs. 2Q'22		Jun 30, 2023	Jun 30, 2022	YTD'23 vs. YTD'22
HOME & AUTO
Purchase volume(1)	$12,853	$10,863	$11,860	$12,273	$12,895	$(42)	(0.3)%	$23,716	$23,155	$561	2.4%
Period-end loan receivables	$30,926	$29,733	$29,978	$29,017	$27,989	$2,937	10.5%	$30,926	$27,989	$2,937	10.5%
Average loan receivables, including held for sale	$30,210	$29,690	$29,402	$28,387	$27,106	$3,104	11.5%	$29,951	$26,758	$3,193	11.9%
Average active accounts (in thousands)(3)	18,935	18,521	18,539	18,350	17,942	993	5.5%	18,769	17,746	1,023	5.8%

Interest and fees on loans	$1,275	$1,225	$1,264	$1,210	$1,108	$167	15.1%	$2,500	$2,196	$304	13.8%
Other income	$27	$25	$23	$20	$23	$4	17.4%	$52	$44	$8	18.2%

DIGITAL
Purchase volume(1)	$13,472	$12,261	$14,794	$12,941	$12,463	$1,009	8.1%	$25,733	$23,659	$2,074	8.8%
Period-end loan receivables	$25,758	$24,944	$25,522	$22,925	$21,842	$3,916	17.9%	$25,758	$21,842	$3,916	17.9%
Average loan receivables, including held for sale	$25,189	$24,982	$23,931	$22,361	$21,255	$3,934	18.5%	$25,086	$21,208	$3,878	18.3%
Average active accounts (in thousands)(3)	20,559	20,564	20,073	19,418	19,069	1,490	7.8%	20,570	19,042	1,528	8.0%

Interest and fees on loans	$1,422	$1,363	$1,322	$1,197	$1,058	$364	34.4%	$2,785	$2,080	$705	33.9%
Other income	$(2)	$1	$(14)	$(22)	$(13)	$11	(84.6)%	$(1)	$(25)	$24	(96.0)%

DIVERSIFIED & VALUE
Purchase volume(1)	$15,356	$13,439	$16,266	$14,454	$14,388	$968	6.7%	$28,795	$25,946	$2,849	11.0%
Period-end loan receivables	$18,329	$17,702	$18,617	$16,566	$16,076	$2,253	14.0%	$18,329	$16,076	$2,253	14.0%
Average loan receivables, including held for sale	$17,935	$17,713	$17,274	$16,243	$15,498	$2,437	15.7%	$17,825	$15,314	$2,511	16.4%
Average active accounts (in thousands)(3)	20,346	20,807	20,386	19,411	19,026	1,320	6.9%	20,652	19,189	1,463	7.6%

Interest and fees on loans	$1,091	$1,070	$1,023	$935	$826	$265	32.1%	$2,161	$1,652	$509	30.8%
Other income	$(21)	$(14)	$(42)	$(19)	$(35)	$14	(40.0)%	$(35)	$(44)	$9	(20.5)%

HEALTH & WELLNESS
Purchase volume(1)	$4,015	$3,690	$3,505	$3,514	$3,443	$572	16.6%	$7,705	$6,550	$1,155	17.6%
Period-end loan receivables	$13,327	$12,581	$12,179	$11,590	$10,932	$2,395	21.9%	$13,327	$10,932	$2,395	21.9%
Average loan receivables, including held for sale	$12,859	$12,309	$11,846	$11,187	$10,596	$2,263	21.4%	$12,585	$10,424	$2,161	20.7%
Average active accounts (in thousands)(3)	7,063	6,887	6,673	6,411	6,177	886	14.3%	6,976	6,102	874	14.3%

Interest and fees on loans	$786	$735	$744	$706	$644	$142	22.0%	$1,521	$1,260	$261	20.7%
Other income	$54	$61	$60	$55	$49	$5	10.2%	$115	$102	$13	12.7%

LIFESTYLE
Purchase volume(1)	$1,580	$1,302	$1,498	$1,374	$1,431	$149	10.4%	$2,882	$2,626	$256	9.7%
Period-end loan receivables	$6,280	$5,971	$5,970	$5,686	$5,558	$722	13.0%	$6,280	$5,558	$722	13.0%
Average loan receivables, including held for sale	$6,106	$5,919	$5,772	$5,610	$5,443	$663	12.2%	$6,013	$5,411	$602	11.1%
Average active accounts (in thousands)(3)	2,529	2,611	2,585	2,524	2,510	19	0.8%	2,575	2,551	24	0.9%

Interest and fees on loans	$232	$223	$221	$208	$194	$38	19.6%	$455	$385	$70	18.2%
Other income	$7	$7	$7	$8	$7	$—	—%	$14	$13	$1	7.7%

CORP, OTHER(4)
Purchase volume(1)(2)	$—	$2	$—	$1	$2,597	$(2,597)	(100.0)%	$2	$5,771	$(5,769)	(100.0)%
Period-end loan receivables	$181	$198	$204	$228	$277	$(96)	(34.7)%	$181	$277	$(96)	(34.7)%
Average loan receivables, including held for sale	$190	$202	$211	$250	$3,514	$(3,324)	(94.6)%	$196	$3,966	$(3,770)	(95.1)%
Average active accounts (in thousands)(2)(3)	85	104	117	152	3,947	(3,862)	(97.8)%	95	4,808	(4,713)	(98.0)%

Interest and fees on loans	$6	$—	$2	$2	$209	$(203)	(97.1)%	$6	$474	$(468)	(98.7)%
Other income	$(4)	$(15)	$(4)	$2	$167	$(171)	(102.4)%	$(19)	$216	$(235)	(108.8)%

TOTAL SYF
Purchase volume(1)(2)	$47,276	$41,557	$47,923	$44,557	$47,217	$59	0.1%	$88,833	$87,707	$1,126	1.3%
Period-end loan receivables	$94,801	$91,129	$92,470	$86,012	$82,674	$12,127	14.7%	$94,801	$82,674	$12,127	14.7%
Average loan receivables, including held for sale	$92,489	$90,815	$88,436	$84,038	$83,412	$9,077	10.9%	$91,656	$83,081	$8,575	10.3%
Average active accounts (in thousands)(2)(3)	69,517	69,494	68,373	66,266	68,671	846	1.2%	69,637	69,438	199	0.3%

Interest and fees on loans	$4,812	$4,616	$4,576	$4,258	$4,039	$773	19.1%	$9,428	$8,047	$1,381	17.2%
Other income	$61	$65	$30	$44	$198	$(137)	(69.2)%	$126	$306	$(180)	(58.8)%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(4) Includes activity and balances associated with the Gap Inc. and BP portfolios which were both sold in 2Q 2022.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$13,380	$13,193	$12,873	$13,012	$13,393
Less: Preferred stock	(734)	(734)	(734)	(734)	(734)
Less: Goodwill	(1,105)	(1,105)	(1,105)	(1,105)	(1,105)
Less: Intangible assets, net	(1,226)	(1,297)	(1,287)	(1,033)	(1,118)
Tangible common equity	$10,315	$10,057	$9,747	$10,140	$10,436
Add: CECL transition amount	1,146	1,146	1,719	1,719	1,719

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	267	270	293	419	391
Common equity Tier 1	$11,728	$11,473	$11,759	$12,278	$12,546
Preferred stock	734	734	734	734	734
Tier 1 capital	$12,462	$12,207	$12,493	$13,012	$13,280

Add: Subordinated debt	741	740	—	—	—
Add: Allowance for credit losses includible in risk-based capital	1,276	1,233	1,220	1,142	1,099
Total Risk-based capital	$14,479	$14,180	$13,713	$14,154	$14,379

ASSET MEASURES(2)
Total average assets	$108,401	$105,842	$102,206	$98,694	$96,073
Adjustments for:
Add: CECL transition amount	1,146	1,146	1,719	1,719	1,719
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(2,035)	(2,081)	(2,046)	(1,776)	(1,878)
Total assets for leverage purposes	$107,512	$104,907	$101,879	$98,637	$95,914

Risk-weighted assets	$95,060	$91,873	$91,596	$85,664	$82,499

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$12,462	$12,207	$12,493	$13,012	$13,280
Less: CECL transition adjustment	(1,146)	(1,146)	(1,719)	(1,719)	(1,719)
Tier 1 capital (CECL fully phased-in)	$11,316	$11,061	$10,774	$11,293	$11,561
Add: Allowance for credit losses	9,804	9,517	9,527	9,102	8,808
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$21,120	$20,578	$20,301	$20,395	$20,369

Risk-weighted assets	$95,060	$91,873	$91,596	$85,664	$82,499
Less: CECL transition adjustment	(580)	(580)	(870)	(870)	(870)
Risk-weighted assets (CECL fully phased-in)	$94,480	$91,293	$90,726	$84,794	$81,629

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$30.25	$29.08	$27.70	$26.76	$25.95
Less: Goodwill	(2.65)	(2.58)	(2.52)	(2.41)	(2.27)
Less: Intangible assets, net	(2.93)	(3.02)	(2.94)	(2.25)	(2.29)
Tangible common equity per share	$24.67	$23.48	$22.24	$22.10	$21.39

(1) Regulatory measures at June 30, 2023 are presented on an estimated basis.
(2) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2023 and 2022 reflect 50% and 25%, respectively, of the phase-in of CECL effects.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES (Continued)
(unaudited, $ and accounts in millions)
	Quarter Ended
	Jun 30, 2023	Jun 30, 2022
CORE PURCHASE VOLUME
Purchase Volume	$47,276	$47,217
Less: Gap and BP Purchase volume	—	(2,597)
Core Purchase volume	$47,276	$44,620

CORE LOAN RECEIVABLES
Loan receivables	$94,801	$82,674
Less: Gap and BP Loan receivables	(67)	(174)
Core Loan receivables	$94,734	$82,500

CORE AVERAGE ACTIVE ACCOUNTS
Average active accounts	69.5	68.7
Less: Gap and BP Average active accounts	—	(3.9)
Core Average active accounts	69.5	64.8

CORE NEW ACCOUNTS
New accounts	5.9	6.0
Less: Gap and BP New accounts	—	(0.1)
Core New accounts	5.9	5.9